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[LOGO]                                                              NEWS RELEASE
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FOR IMMEDIATE RELEASE
April 20, 1999

                    IVI CHECKMATE COMPLETES ACQUISITION OF
                     DATACARD FINANCIAL SYSTEMS SUBSIDIARY

IVI Checkmate enhances presence in Small Retail and Travel & Entertainment
            Segments while opening Petroleum Market to the Company

[Atlanta, Georgia/Toronto, Canada] - IVI Checkmate Corp. (NASDAQ: CMIV); (TSE:
IVC/IVI) today announced it has completed the acquisition of the assets of the Financial Systems subsidiary of DataCard Corporation of Minneapolis, Minn.

Greg Lewis, President and CEO OF IVI Checkmate's U.S. operations, stated, "The acquisition of DataCard's Financial Systems subsidiary strengthens our strategy of drilling deeper into retail. The Financial Systems business unit brings IVI Checkmate established relationships with the leading processors in the merchant bankcard industry. This acquisition also supports our strategy of opening new markets by leveraging the Financial Systems business unit's position in Travel & Entertainment and Petroleum."

John Mamalakis, formerly President of DataCard's Financial Systems subsidiary and now Vice-President and General Manager of IVI Checkmate's Financial Systems division, stated, "Since the April 12/th announcement, IVI Checkmate has made great strides in incorporating the operations of the Financial Systems subsidiary. We anticipate a smooth transition that will add immense value in product offerings and services for our customers."

Datacard Corporation, a privately held company based in Minneapolis, Minn., provides customers around the world with fully integrated solutions for a variety of financial, identification and healthcare applications. In addition to turnkey solutions, the company offers a complete line of card personalization systems, digital photo ID systems, photo ID printers and transaction systems (www.datacard.com).

IVI Checkmate is the third largest electronic transaction solutions provider in North America. The Company designs, develops, and markets innovative payment and value-added solutions that optimize transaction management at the point-of-service in the retail, financial, travel & entertainment, healthcare, and transportation industries. IVI Checkmate's software, hardware, and professional services minimize transaction costs, reduce operational complexity, and improve profitability for its customers in the U.S., Canada and Latin America. For more information on IVI Checkmate, visit their web site at www.ivicheckmate.com.

          CONTACTS:  L. Barry Thomson        John J. Neubert
                     President & CEO         CFO/Executive Vice President
                     IVI Checkmate Corp.     IVI Checkmate Corp.
                     (416) 245-6700          (770) 594-6000


This press release contains forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Management cautions that these statements represent projections and estimates of future performance and involve certain risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors including, without limitation, rapid and significant technological developments that could delay the introduction of improvements in existing products or of new products; the Company's dependence on its limited suppliers and manufacturers of component parts of its products; the Company's dependence on its proprietary technologies (which may be independently developed by competitors); the Company's dependence on a small number of large retail customers; the potential fluctuation in financial results as a result of the Company's inability to make sales to large customers as well as the volume and timing of bookings received during a quarter and variations in sales mix; competition from existing companies as well as new market entrants; the Company's dependence on key personnel; and other factors that are contained in documents that the Company files with the U.S. Securities and Exchange Commission.